UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2013

GRIZZLY GOLD CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-54453	45-0725238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9120 Double Diamond Pkwy, Suite 3889
Reno, Nevada
(Address of Principal Executive Offices)

89521
(Zip Code)

(775) 888-1385
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On May 9, 2013, Grizzly Gold Corp. (the “Registrant”) amended its property option agreement dated May 1, 2011 (the “Agreement”) (filed as Exhibit 10.1 to the Registrant’s report on Form 8-K filed with the Securities and exchange Commission on May 3, 2011), with Nevada Mine Properties II, Inc. (“NMP”) granting the Registrant the right to acquire 100% of the mining interests of the LB/Vixen Property (Fox Springs Project) located in Humboldt County, Nevada.  The property currently consists of 130 unpatented claims (the ‘Property”).

The $60,000 property option payment due on May 1, 2013 has been amended as follows:

$20,000 due by May 15th, 2013.
$20,000 due by November 15th, 2013
$20,000 due by May 1st, 2014 to coincide with $45,000 anniversary payment.

All other terms of the Agreement remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 10, 2013

GRIZZLY GOLD CORP.

By:           /s/ Paul Strobel
Name:      Paul Strobel
Title:        Chief Executive Officer